CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Unaudited) - USD ($)	3 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
NET LOSS	$ (30,934)	$ (212,107)
Other comprehensive income:
Foreign currency translation gain	4,042	(3,457)
Total comprehensive loss	(26,892)	(215,564)
Less: Comprehensive gain attributable to non-controlling interests	25
Total comprehensive loss attributable to stockholders of Folkup	$ (26,867)	$ (215,564)